UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Biostar Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

_____________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Biostar Pharmaceuticals, Inc.

Notice of Annual Meeting of Shareholders and Proxy Statement

Annual Meeting of Shareholders to be held on December 4, 2015, at the Company’s offices at No. 588 Shiji Xi Avenue, Xianyang City, Shaanxi Province People’s Republic of China at 9 a.m. (local time)

Dear Shareholder:

NOTICE is hereby given that an Annual Meeting of Shareholders (the “Annual Meeting”) of Biostar Pharmaceuticals, Inc. is to be held on December 4, 2015, at 9 a.m. (local time) at our offices at No. 588 Shiji Xi Avenue, Xianyang City, Shaanxi Province, People’s Republic of China, for the following purposes:

1.	To elect directors, each to serve until the next Annual Meeting of Shareholders or until each successor is duly elected and qualified.
2.	To ratify the appointment of Mazars CPA Limited as the Company’s independent registered public accounting firm for the year ending December 31, 2015.
3.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to attend the Annual Meeting; however, only shareholders of record at the close of business on October 21, 2015 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A complete list of these shareholders will be open for the examination of any shareholder of record at the principal executive offices of the Company.  The list will also be available for the examination of any shareholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

The Board of Directors recommends that you vote FOR Proposals 1-3 set forth in the proxy statement.

Sincerely,

/s/ Ronghua Wang
Ronghua Wang
   Chairman of the Board, Chief Executive Officer

   October 26, 2015

Whether or not you plan to attend the meeting in person, please complete, sign and date the enclosed proxy and return it promptly in the enclosed return envelope.  No postage is required if mailed in the United States. You may also vote your shares by telephone voting which is explained in further detail on your proxy card. Shareholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2015 ANNUAL MEETING OF SHAREHOLDERS

Electronic copies of the Company’s Proxy Statement for the 2015 Annual Meeting of Shareholders and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are available at http://viewproxy.com/biostarpharmaceuticals/2015.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Biostar Pharmaceuticals, Inc., a Maryland corporation, for use at the Annual Meeting of its shareholders to be held on December 4, 2015, at the corporate offices of Biostar at No. 588 Shiji Xi Avenue, Xianyang City, Shaanxi Province, People’s Republic of China at 9 a.m. (local time), and at any adjournments or postponements of the Annual Meeting.  This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided, or vote by telephone as described on the proxy card.  The terms “Biostar,” “Company,” “we,” or “our” refer to Biostar Pharmaceuticals, Inc.

What are the purposes of this meeting?

The Board of Directors, on behalf of Biostar, is seeking your affirmative vote for the following:

1.	To elect directors, each to serve until the next Annual Meeting of Shareholders or until each successor is duly elected and qualified.
2.	To ratify the appointment of Mazars CPA Limited as the Company’s independent registered public accounting firm for the year ending December 31, 2015.
3.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

We did not receive any shareholder proposals for inclusion in this proxy statement by the date prescribed therefor and are not aware of any other matters to be presented for action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote at their discretion pursuant to the proxy card in accordance with their best judgment on such matters.

Who may attend the meeting?

Only shareholders, their proxy holders, and our invited guests may attend the Annual Meeting. If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Biostar stock in order to be admitted to the meeting.

Who can vote?

You can vote at the Annual Meeting in all matters properly brought before the Annual Meeting if, as of the close of business on the record date, you were a holder of record of our common stock. On the record date, there were 15,476,113 shares of our common stock issued and outstanding.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting.

Why would the Annual Meeting be postponed or adjourned?

The Annual Meeting will be postponed if a quorum is not present at the Annual Meeting. In order for any business to be conducted, the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting must be present, either in person or represented by proxy. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner signs and returns a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If a quorum is not present, the meeting may be postponed by those shareholders who are represented. If a quorum is present, the meeting may be postponed by a vote of those shareholders who are represented. The meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time, except such notice provided at the meeting at which the adjournment decision was made. An adjournment will have no effect on the business to be conducted.

How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person. If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

•	FOR the election of the director nominees.
•	FOR the ratification of the appointment of Mazars.

If any other matters are presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How do I vote in person?

If you plan to attend and vote in person at the Annual Meeting or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

What is the difference between a shareholder of record and a shareholder who holds stock in street name?

If your shares are registered in your name, you are a shareholder of record with respect to those shares. On the other hand, if your shares are registered in the name of your broker or bank, your shares are held in street name and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker or bank how to vote your shares, and you will receive separate instructions from your broker or bank describing how to vote your shares.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised.  You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.
2.
You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

What vote is required to take action?

Proposal 1 (Election of Directors) - the director nominees for directors who receive the most votes will be elected.  Abstentions and broker non-votes will have no effect on the outcome of the proposal. Proposal 2 (Ratification of Auditors) - the affirmative vote of the holders of a majority of the stock present in person or represented by proxy, entitled to vote and voting on these matter is required for approval of this matter. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes,” properly brought before the meeting. The term “broker non-vote” refers to shares held by a brokerage firm, bank or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on certain non-routine matters and accordingly may not vote on such matters absent instructions from the beneficial holder. Discretionary items are proposals considered “routine” under the rules of the New York Stock Exchange (also applicable to Nasdaq-listed companies), such as the ratification of our independent registered public accounting firm. Non-routine items for which brokers and nominees do not have discretionary voting power include the election of directors. An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Who is making this solicitation?

We are soliciting your vote through the use of the mail and will bear the cost of this solicitation.  We will not employ third party solicitors, but our directors, officers, employees, and consultants may solicit proxies by mail, telephone, personal contact, or through online methods.  We will reimburse their expenses for doing this.  We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our stock.  Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

Are there any dissenters’ rights of appraisal?

The Board is not proposing any action for which the laws of the State of Maryland, our Articles of Incorporation or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Where are the principal executive offices of Biostar?

Our principal executive offices are located at No. 588 Shiji Xi Avenue, Xianyang City, Shaanxi Province, People’s Republic of China and our telephone is 011-86-29-33686638.

How can I obtain additional information about Biostar?

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 as filed with the Securities and Exchange Commission are being sent to all shareholders along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: Biostar Pharmaceuticals, Inc., c/o Chief Financial Officer, No. 588 Shiji Avenue, Xianyang City, Shaanxi Province, People’s Republic of China. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Biostar, that file electronically with the SEC.  The SEC’s website address is www.sec.gov.  In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

YOUR VOTE IS IMPORTANT.   EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED. THIS BENEFITS THE COMPANY BY REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION.

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Security Ownership of Certain Beneficial Owners and Management

Set forth below is information regarding the beneficial ownership of our common stock, as of October 21, 2015, by each (i) person known to us that beneficially owns more than 5% of our outstanding shares of common stock, (ii) of our directors, (iii) of our named executive officers, and (iv) of our current directors and executive officers, as a group. We believe that, except as otherwise noted below, each named beneficial owner has sole voting and investment power with respect to the shares listed. Unless otherwise indicated herein, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to shares beneficially owned. Shares of common stock underlying options or warrants currently exercisable or exercisable on or within 60 days of the record date are deemed outstanding for computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage ownership is based upon 15,476,113 shares of common stock issued and outstanding as of the record date of October 21, 2015.

Name of Beneficial Owner (1)	Amount of Beneficial Ownership	Percent of Class
Ronghua Wang (2)	3,062,325	20.16%
Liu Qinghua (3)	27,667	*
Haipeng Wu (3)	6,667	*
Zhenghong Wang (3)	6,667	*
Shuang Gong (3)	44,334	*
King-fai Leung (3)	6,667	*
Zhongyang Shang (3)	16,667	*
All directors and executive officers of the Company (seven persons)	3,170,994	20.71%
 ____________________
*Less than 1%.

(1)           Unless otherwise indicated, the address for each beneficial owner is: No. 588 Shiji Xi Avenue, Xianyang City, Shaanxi province, PRC, 712046.
(2)           Includes 73,334 shares of common stock issuable upon exercise of stock options that were granted on October 22, 2009.
(3)           Consists of shares of common stock issuable upon exercise of stock options that were granted on October 22, 2009.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires officers, directors and persons who own more than ten percent of a registered class of equity securities to, within specified time periods, file certain reports of ownership and changes in ownership with the SEC. Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16a-3 under this Act during the Company’s most recent fiscal year, and Forms 5 with respect to the most recent fiscal year, it is the Company’s understanding that all such forms required to be filed pursuant to Section 16(a) were timely filed as necessary by the executive officers, directors and security holders.

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Proposal 1

To elect directors, each to serve until the next annual meeting of shareholders or until each successor is duly elected and qualified.

Our Board currently consists of: Ronghua Wang, Qinghua Liu, Haipeng Wu, King-fai Leung and Zhongyang Shang. The Nominating and Governance Committee nominated (and recommended for the full Board approval) and the Board approved and recommended all of the current members of our Board for re-election at the Annual Meeting. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified. Under the Company’s bylaws, the number of directors of the Company is fixed by the Board and may be increased or decreased by resolution of the Board. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve until the next annual meeting. Our directors do not have a definite term of office, and each director will serve until the next annual meeting and until the director’s successor is elected and qualified.  All of our directors are expected to attend the Annual Meeting.

Biographical information with respect to the current Board members all of whom stand for re-election is provided in the Directors and Executive Officers of Biostar section of this proxy statement.

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Directors and Executive Officers of Biostar

The following table sets forth the names and ages of our directors and executive officers as of October 12, 2015:

Name	Position	Age
Ronghua Wang	Chairman, Chief Executive Officer	60
Qinghua Liu	Interim Chief Financial Officer and Director	48
King-fai Leung	Independent Director (1)(4)	43
Haipeng Wu	Independent Director (1)(2)(3)	54
Zhongyang Shang	Independent Director (1)(2)(3)	64
Shuang Gong	Secretary of Board	48
Zhenghong Wang	Chief Operating Officer	35
_____________________
(1)           Member of the Audit Committee.
(2)           Member of the Compensation Committee.
(3)           Member of the Nominating and Governance Committee.
(4)           Audit Committee Financial Expert

Board of Directors

Our Board oversees our business affairs and monitors the performance of our management. Each director and executive officer holds office until his successor is duly elected and qualified, his resignation or he is removed in the manner provided by our Bylaws. All officers are appointed and serve at the discretion of the Board. All of our officers devote their full-time attention to our business.

Biographical Information of Directors and Executive Officers

Biographical information with respect to the Company’s current executive officers and directors is provided below.

Ronghua Wang has been our Chairman and Chief Executive Officer since our inception and Chairman of Aoxing Pharmaceutical since September of 2006 and a director since 1997. He has served as Aoxing Pharmaceutical’s Chief Executive Officer since 1997 and its President since 2007. From 1997, he was Aoxing Pharmaceutical’s Manager in charge of sales, management and manufacturing. Prior to 2006, Mr. Wang was employed at Geological Research Institute and Drugs Research Institute (both in the PRC), and a General Contractor from 1985 to 1994. He graduated from Northwest University, with a Bachelor’s degree in Geology.  His day to day leadership as our Chairman and Chief Executive Officer provides him with intimate knowledge of our operations.

Qinghua Liu has been our director since 2007. Ms. Liu also serves as Chief Financial Officer of Aoxing Pharmaceutical, a position she has held since 2006. She began working at Aoxing Pharmaceutical in 1996 as the Finance Department manager. Prior to that, Ms. Liu served as an accountant at Xing Ping Paper Mill and at a traditional Chinese medicine research academy. Ms. Liu graduated from Northwest Light Industry College in Shaanxi, PRC in 1990 with an Associate’s Degree in financial management. She brings her experience in the areas of accounting and finance to the Board and the Company.

Leung King-fai has been our director since April 2011. From February 2015 to present, Mr. Leung held the offices of Executive Director of Creative Energy Solutions Holdings Limited, a company that offers energy saving solutions listed on the Hong Kong Stock exchange.  He is also an independent director on the Board of Directors of Daisho Microline Holdings Limited, a company listed on the Hong Kong Stock exchange. From September 2010 to March 2015, Mr. Leung served as an Executive Director of Hao Wen Holdings Limited, a company listed on the Hong Kong Stock exchange.  He holds a Bachelor’s degree in Commerce from Deakin University, Victoria, Australia (1996). In addition, he also holds a Continuing Education Certificate in Advanced Taxation from City University of Hong King and The Taxation Institute of Hong Kong (2000). He is a member of the Hong Kong Institute of Certified Public Accountants and CPA Australia. He brings his experience and expertise in the areas of accounting, corporate finance and taxation to the Board and the Company.

Haipeng Wu has been our director since July 2007. From 2001, Mr. Wu has worked at Automobile Repairing Department as Manager and Chief Executive Officer. He graduated from Northwest University in Xi’an, PRC in 1982. He brings his experience and expertise in the areas of management and operations.

Zhongyang Shang has been our director since December 30, 2009, and is also the chairman of the board of directors’ compensation committee. Mr. Shang is currently the director of Shaanxi Province Administration of Industry and Commerce’s Bureau of Fair Trading, a position he has held since 2006. From 1996 to 2006, Mr. Shang was the director of the Administration of Industry and Commerce for the municipalities of Tongchuan and Xianyang in Shaanxi Province.  Mr. Shang is a graduate of the Central Party College of Economics and Management.  He brings his experience in the areas of public finance, administration and marketing to the Board and the Company.

Shuang Gong has been corporate secretary of Aoxing Pharmaceutical since 2006. She is also Administration Manager of Aoxing Pharmaceutical. From 1998 to 2000, Ms. Gong served as Assets Operation Manager of West Securities and Assistant Economist at West Securities; she currently serves as Assistant Office Director of Aoxing Pharmaceutical. Ms. Gong graduated from Xi’an Institute of Technology in Xi’an, PRC, with a Bachelor’s degree in Machine and Electricity Integration and earned a second Bachelor’s degree in Business Management from Provincial Party College in Xi’an, China in 2001.

Zhenghong Wang has been Chief Operating Officer of Aoxing Pharmaceutical since March 2012. From 2001 until now he has served in various capacities at Aoxing Pharmaceutical including accountant, recruiting manager, sales manager, marketing director in charge of Guizhou Province. Mr. Wang graduated from Shaanxi Professional Financial Technology College in 2001.

There are no family relationships between any of the Company’s executive officers or directors and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director. There were no material changes to the procedures by which shareholders may recommend nominees to the Board since the Company’s last disclosure of such policies.

Director and Officer Involvement in Certain Legal Proceedings

 There are no material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company, or any associate of any such director, executive officer, affiliate or security holder is a party adverse to the Company or has a material interest adverse to the Company. There are no family relationships between any of the Company’s executive officers or directors and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director. There were no material changes to the procedures by which shareholders may recommend nominees to the Board since the Company’s last disclosure of such policies.

To the best of our knowledge, none of the following events have occurred during the past ten years that are material to an evaluation of the ability or integrity of any director, director nominee or executive officer of the Company:

•
any bankruptcy petition filed by or against, or any appointment of a receiver, fiscal agent or similar Officer for, the business or property of such person, or any partnership in which such person was a general partner or any corporation of which such person was an executive officer either, in each case, at the time of the filing for bankruptcy or within two years prior to that time;

•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:

(i)
acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or

(ii)	engaging in or continuing any conduct or practice in connection with such activity;
(iii)
engaging in any type of business practice; or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

•
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to act as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, Director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

•
being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or federal commodities law, and the judgment in such civil action or finding by the SEC or the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated;

•
being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial instructions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a) (26) of the Exchange Act), any registered entity (as defined in Section 1(a) (29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or person associated with a member.

Director and Board Nominee Independence

Our Board is subject to the independence requirements of the Nasdaq Stock Market (“Nasdaq”). Consequently, the Board undertakes periodic reviews of director independence. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and Biostar and its affiliates, including those transactions that are contemplated under Item 404(a) of Regulation S-K to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent. Our Board has determined that all current members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are ‘‘independent” in accordance with the Nasdaq independence requirements and that the members of the Audit Committee are also “independent” for purposes of Section 10A-3 of the Exchange Act. Ronghua Wang, in addition to serving on the Board, also serves as our Chief Executive Officer, and does not serve on any of the Board committees. The majority of the Board is comprised of independent directors. The Board based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors and the fact that no director previously reported a change in circumstances that could affect his independence. None of our directors engages in any transaction, relationship, or arrangement contemplated under Item 404(a) of Regulation S-K.

Membership, Meetings and Attendance

Our Board has three committees: Audit Committee, Compensation Committee, and the Nominating and Governance Committee.  During the fiscal year ended December 31, 2014, members of the Board discussed various business matters informally on numerous occasions. In addition, the Board held at least four meetings in person or telephonically. Also, during fiscal year 2014, our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee met four, two and two times, respectively. In 2014, each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

The membership and responsibilities of these current committees are summarized below.  Additional information regarding the responsibilities of each committee is found in, and is governed by, our bylaws, as amended, committee charters, where applicable, specific directions of the Board, and certain mandated regulatory requirements. The Charters of our Board committees as well as the Code of Ethics are available at our website at http://www.biostarpharmaceuticals.com. The information on the Company’s website is not a part of this proxy statement.  The information is also available in print to any shareholder who requests it.

Below are the current committee memberships and other information about the Board committees. The membership of each of the standing committees of the Board is comprised solely of independent directors, as described below.

Name	Board of Directors	Audit Committee	Compensation Committee	Nominating and Governance Committee

Ronghua Wang	**	-	-	-
King-fai Leung (1)	*	**
Haipeng Wu	*	*	*	**
Zhongyang Shang	*	*	**	*
Qinghua Liu	*	-	-	-

*	Designates membership.
**	Designates chairmanship or acting chairmanship.
(1)	Audit Committee financial expert.

Nominating and Governance Committee

The nominating committee consists of Haipeng Wu and Zhongyang Shang, each of whom is an independent director. Haipeng Wu is the chairman of the nominating committee. The Nominating Committee, among other things, assists in the selection of director nominees, approves director nominations to be presented for shareholder approval at our Annual Meetings, fills any vacancies on our Board, and considers any nominations of director candidates validly made by shareholders. The Board does not have a written, stand-alone policy for director candidates recommended to the Nomination and Governance Committee by 5% or more shareholders of the Company since shareholders may submit nominees for consideration in accordance with Rule 14a-11 under the Exchange Act. In considering director candidates, the Nomination and Governance Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors who can bring the benefit of various backgrounds, skills and insights to the Company and its operations. Candidates whose evaluations are favorable are then chosen by the Nominating and Governance Committee to be recommended for selection by the full Board. The full Board selects and recommends candidates for nomination as directors for shareholders to consider and vote upon at the annual meeting.  Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to us of the director nominee’s skills and experience, which must be complimentary to the skills and experience of the other members of the Board.  The Nominating and Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders. The board of directors has adopted a written charter for the nominating committee. A copy of the charter is posted on our corporate website http://www.biostarpharmaceuticals.com. The information on the Company’s website is not a part of this proxy statement.

Board Leadership Structure and Role in Risk Oversight

Our Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board.  Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise.  Currently, the offices of the Chairman of the Board and the Chief Executive Officer of the Company are held by Ronghua Wang. We currently do not have a director designated as Lead or Presiding Independent Director. We believe that this arrangement has and continues to serve the best interest of the Company and its shareholders. The Board sees its role in the Company’s risk oversight process in receiving regular reports from members of senior management on areas of material risk to the Company, including strategic, operational, reporting and compliance risks. The full Board (or the appropriate standing committee of the Board in the case of risks that are under the purview of a particular committee) is to receive these reports from the appropriate the party within the organization that is responsible for a particular risk or set of risks to enable it to understand our risk identification, management and mitigation strategies. During its regular course of its activities, our Audit Committee discusses our policies with respect to risk assessment and risk management. The Compensation Committee and the Board each discuss the relationship between our compensation policies and corporate risk to assess whether these policies encourage excessive risk-taking by executives and other employees.

Shareholder Communications with Directors

We have no formal written policy regarding communication with the Board. Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Secretary at our principal offices.  Electronic submissions of shareholder correspondence will not be accepted.  The Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors.  Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the shareholders, to the functioning of the Board, or to the affairs of Biostar.  Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board.  If the Chairman of the Board is not an independent director, a copy will be sent to the Chairman of the Audit Committee as well. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Board Member Attendance at Annual Meetings

All current Board members and all nominees for election to our Board are expected to attend our Annual Meetings unless personal circumstances make the Board member or director nominee attendance impracticable or inappropriate.

Audit Committee

King-fai Leung currently serves as Chairman of the Audit Committee. The Board has determined that he is also qualified an “Audit Committee financial expert” as defined by Item 407(d)(5) of Regulation S-K under the Securities Act.  Other members of the Audit Committee are Haipeng Wu and Zhongyang Shang. The Board has determined that each member of the Audit Committee is “independent” as set forth by the Nasdaq Marketplace Rules and under the federal securities laws. The purpose of the Audit Committee is to assist the Board in its general oversight of Biostar’s financial reporting, internal controls and audit functions.  The Audit Committee’s primary responsibilities include, among others:

•	Review whether or not management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;
•	Review whether or not management has established and maintained processes to ensure that an adequate system of internal controls is functioning within the Company;
•
 Review whether or not management has established and maintained processes to ensure compliance by the Company with legal and regulatory requirements that may impact its financial reporting and disclosure obligations;

•	Oversee the selection and retention of the Company’s independent registered public accounting firm, and their qualifications and independence;
•	Prepare a report of the Audit Committee for inclusion in the proxy statement for the Company’s annual meeting of shareholders;
•	Review the scope and cost of the audit, the performance of the independent registered public accounting firm, and their report on the annual financial statements of the Company; and
•	Perform all other duties as the Board may from time to time designate.

The board of directors has adopted a written charter for the audit committee. A copy of the charter is posted on our corporate website http://www.biostarpharmaceuticals.com. The information on the Company’s website is not a part of this proxy statement.

Compensation Committee

We established our Compensation Committee in December 2009. The Committee consists of Haipeng Wu and Zhongyang Shang, each of whom is an independent director. Zhongyang Shang is the chairman of the Committee. The duties of the Committee include, among others, to:

•	Establish director compensation plan or any executive compensation plan or other employee benefit plan which requires shareholder approval;
•	Establish significant long-term director or executive compensation and director or executive benefits plans which do not require stockholder approval;
•	Determine if any other matter, such as severance agreements, change in control agreements, or special or supplemental executive benefits, within the Committee's authority;
•	Design overall compensation policy and executive salary plan; and
•	Setting the annual base salary, annual bonus, and annual and long-term equity-based or other incentives of each corporate officer, including the CEO.

The board of directors has adopted a written charter for the compensation committee. A copy of the charter is posted on our corporate website http://www.biostarpharmaceuticals.com. The information on the Company’s website is not a part of this proxy statement.

Although a number of aspects of the CEO’s compensation may be fixed by the terms of his employment contract, the Compensation Committee retains discretion to determine other aspects of the CEO’s compensation.  The CEO reviews the performance of the executive officers of the Company (other than the CEO) and, based on that review, the CEO makes recommendations to the Committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the compensation committee or the Board with respect to his own compensation. The Committee makes recommendations to the Board about all compensation decisions involving the CEO and the other executive officers of the Company. The Board reviews and votes to approve all compensation decisions involving the CEO and the executive officers of the Company. The Committee and the Board will use data, showing current and historic elements of compensation, when reviewing executive officer and CEO compensation. The Committee is empowered to review all components of executive officer and director compensation for consistency with the overall policies and philosophies of the Company relating to compensation issues.  The Committee may from time to time delegate duties and responsibilities to subcommittees or a Committee member.  The Committee may retain and receive advice, in its sole discretion, from compensation consultants.  The Committee does not currently employ compensation consultants in determining or recommending the amount or form of executive and director compensation.  None of the members of our Committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Committee.

Code of Ethics

We have adopted a Code of Ethics applicable to all directors, officers and employees which complies with applicable rules and regulations, including the definition of a “code of ethics” as set forth in Item 406 of SEC Regulation S-K. A copy of our code of ethics will also be provided to any person without charge, upon written request sent to us at our offices located at No. 588 Shiji Avenue, Xianyang City, Shaanxi Province, PRC 712046.

Compensation of Directors and Executive Officers
Summary Compensation Table

This discussion focuses on the compensation paid to “named executive officers,” which is a defined term generally encompassing all persons that served as principal executive officer at any time during the fiscal year as well as certain other highly paid executive officers serving in such positions at the end of the fiscal year. During 2014 and 2013, the named executive officers consisted of Ronghua Wang (Chief Executive Officer (Principal Executive Officer)), Qinghua Liu (Interim Chief Financial Officer (Principal Financial Officer effective from December 18, 2012) and Zhenghong Wang (Chief Operating Officer).

Name/Office	Year	Salaries ($)	Bonus ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation Earnings ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ronghua Wang	2014	17,573	-	-	-	-	-	17,573
Chairman, CEO (1)	2013	17,435	-	-	-	-	-	17,435

Qinghua Liu	2014	11,292	-	-	-	-	-	11,292
Interim CFO (2)	2013	11,042	-	-	-	-	-	11,042

Zhenghong Wang	2014	-	-	-	-	-	-	-
COO (3)	2013	6,586	-	-	-	-	-	6,586

(1)           Mr. Ronghua Wang was appointed our President and Chief Executive Officer on November 1, 2007. Mr. Wang received the compensation set forth above from Aoxing Pharmaceutical in 2013 and 2012. Mr. Wang’s cash compensation was paid in RMB which, for reporting purposes, has been converted to U.S. dollars at the conversion rate of RMB 6.1943 to one U.S. dollars for 2013, and RMB 6.3116 to one U.S. dollars for 2012. Mr. Wang was granted options to purchase 73,334 shares of our common stock, adjusted retroactively to reflect the one-for-three reverse stock split on October 22, 2009, and all of which had already vested by December 31, 2011.
(2)           Ms. Liu was appointed as Interim CFO on December 18, 2012. Prior to this appointment, Ms. Liu served as, and currently still remained as a member of our Board of Directors. Ms. Liu’s compensation for the year ended December 31, 2012 is reflected in director compensation table.
(3)           Mr. Wang was appointed as the Company’s COO on March 26, 2012. He received the compensation in RMB from Aoxing Pharmaceutical which, for reporting purpose, has been converted to US dollars at the conversion rate of RMB 6.1943 to one U.S. dollars for 2013, and RMB 6.3116 to one U.S. dollars for 2012.
(4)           Represents the amortized value of the stock option award granted calculated in accordance with FASB ASC Topic 718. For the purposes of making the option calculation for 2012, the following assumptions were made: (a) weighted expected life (years) – 5.0; (b) volatility — 77.9% ; (c) dividend yield — 0; and (d) weighted discount rate — 0.86% for the 2012 year option grant.

Equity Compensation Plan Information

Under the Company’s 2011 Stock Option Compensation Plan, the maximum number of shares that may be issued under the Plan is 850,000 shares of our common stock. Under this Plan, the Company may issue common stock and/or options to purchase common stock to certain officers, directors and employees and consultants of the Company and its subsidiaries. The 2011 Plan is administered either by the compensation committee or a committee appointed by the Board, which is comprised of a combination of two or more officers and/or members of the Board. The committee has full and complete authority, in its discretion, but subject to the express provisions of the Plan to approve the eligible persons nominated by the management of the Company to be granted awards of common stock (“Awards”) or stock options, to determine the number of Awards or stock options to be granted to an eligible person; to determine the time or times at which or stock options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; to remove or adjust any restrictions and conditions upon Awards or Stock Options; to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Plan.

Under the Company’s 2012 Stock Option Compensation Plan, the maximum number of shares that may be issued under the Plan is 750,000 shares of our common stock. All of our employees, officers, and directors, and consultants are eligible to be granted options or restricted stock awards under the 2012 Plan. The 2012 Plan is administered by the Board, which has all the power to administer the 2012 Plan according to its terms, including the power to grant awards, determine who may be granted awards and the types and amounts of awards to be granted, prescribe award agreements, and establish programs for granting awards.

Under the Company’s 2013 Equity Incentive Plan, the maximum number of shares that may be issued under the Plan is 1,150,000 shares of our common stock. All of our employees, officers, and directors, and consultants are eligible to be granted options or restricted stock awards under the 2013 Plan. The 2013 Plan is administered by the Board, which has all the power to administer the 2013 Plan according to its terms, including the power to grant awards, determine who may be granted awards and the types and amounts of awards to be granted, prescribe award agreements, and establish programs for granting awards. As of October 12, 2015, 1,150,000 shares of common stock have been issued under the 2013 plan.

Under the Company’s 2014 Equity Incentive Plan, the maximum number of shares that may be issued under the Plan is 1,150,000 shares of our common stock. Under this Plan, the Company may issue common stock and/or options to purchase common stock to certain officers, directors and employees and consultants of the Company and its subsidiaries. The 2014 Plan is administered by the Compensation Committee of the Board (the “Committee”), which is comprised of directors who satisfy the “non-employee director” definition under Rule 16b-3 of the Securities Exchange Act of 1934 and the “outside director” definition under Section 162(m) of the Code. The Committee may delegate to an officer of the Company its authority to grant awards to employees who are not subject to Section 16 of the Exchange Act or who are not “covered employees” under Section 162(m) of the Code (collectively, the "Specified Employees"). The committee has full and complete authority, in its discretion, but subject to the express provisions of the Plan to approve the eligible persons nominated by the management of the Company to be granted awards of common stock (“Awards”) or stock options, to determine the number of Awards or stock options to be granted to an eligible person; to determine the time or times at which or stock options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; to remove or adjust any restrictions and conditions upon Awards or Stock Options; to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Plan. As of October 12, 2015, there were no shares of our common stock and/or options to purchase common stock available for future issuance under this plan.

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance (c)
Equity compensation plans approved by security holders
2009 Plan*	362,222	$8.22	-
2011 Plan	24,000	1.68	266,000
2012 Plan	-	-	-
2013 Plan	-	-	-
2014 Plan	-	-	1,500,000
Equity compensation plans not approved by security holders	-	-	-
TOTAL	386,222	$7.81	1,766,000

Outstanding Equity Awards in 2014

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable*		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)*	Option Expiration Date
Zack Zibing Pan (2)	4/7/2011	23,333	(1)		5.91	4/6/2016
	4/20/2012	24,000	(2)		1.68	4/19/2017

(1)           The options vested on April 7, 2012.
(2)           The options are to be vested on April 20, 2013.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Except as set forth below, we have no any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

Aoxing Pharmaceutical has employment agreements with Mr. Ronghua Wang for 5-year term ending June 30, 2015; Shuang Gong, who serves as corporate secretary of both Aoxing Pharmaceutical and Biostar, and Amei Zhang, who was chief operating officer for both Aoxing Pharmaceutical and Biostar. The employment agreements of Ms. Gong and Ms. Zhang have the same material terms. Their employment agreements provide for a term of 5 years, year-end bonuses based on profitability of Aoxing Pharmaceutical, a salary increases based on performance, and health and insurance benefits. Aoxing Pharmaceutical may terminate the employment agreements for cause by reason of serious neglect, criminal charges, or violation of Aoxing Pharmaceutical’s rules by the employee. On the other hand, the employee may terminate the employment agreement on 30-day notice and may terminate without notice in the event Aoxing Pharmaceutical violates health and safety regulations, fails to provide labor protection or fails to pay the employee.

Effective as of December 18, 2012, the Board appointed Qinghua Liu as the Company’s Interim Chief Financial Officer until the Board finds a permanent appointment to the office of the CFO of the Company. The Board also approved the terms and provisions of Ms. Liu’s interim CFO employment with the Company to include base salary of approximately USD$11,550 per year, subject to review and adjustment by the Board. In addition, Ms. Liu will also be eligible to receive performance bonus and equity compensation, all to be determined in the Board’s discretion, as well as various health and other benefits available to the employees of the Company.

Director Compensation in 2014

The following table provides compensation information for our non-management directors during the fiscal year ended December 31, 2014:

				Non-Qualified Deferred
		Stock	Incentive Plan	Compensation	All other
	Fees	Awards	Compensation	Earnings	Compensation	Total
	($)	($)	($)	($)	($)	($)
Qinghua Liu	11,292	-	-	-	-	11,292

Haipeng Wu	5,288	-	-	-	-	5,288

King-fai Leung	9,763	-	-	-	-	9,763

Agreements with Directors

Under our agreement with Mr. Leung, he was appointed for one year or until the next annual shareholders’ meeting, and will be entitled to receive annual compensation of Renminbi (“RMB”) 60,000 for his services rendered as a member of the board of directors and as chairman of the audit committee, payable on a monthly basis and subject to his continuous service on the board of directors. Mr. Leung is additionally granted options under our 2009 Incentive Stock Plan (the “Plan”) to purchase up to 6,667 shares of Common Stock, and in connection therewith, Mr. Leung had entered into a nonstatutory stock option agreement with us. Additionally, Mr. Leung will be reimbursed for his expenses incurred in connection with the performance of his duties, including travel expenses. We have also agreed to obtain directors’ and officers’ liability insurance, and to maintain such insurance during Mr. Pan’s appointment on the board of directors. Mr. Pan’s appointment terminates immediately if he: (a) resigns for any reason; (b) is removed or not re-elected at the next annual meeting of shareholders; (c); is declared bankrupt; (d) is disqualified from acting as a director; (e) dies; or (f) is ordered to resign by a court of competent jurisdiction.

Under our agreement with Mr. Shang, he was appointed for one year or until the next annual shareholders’ meeting, and will be entitled to receive annual compensation of RMB 20,000 for his services rendered as a member of the board of directors and as chairman of the compensation committee and member of the audit and nominating committees, payable in quarterly installments and subject to his continuous service on the board of directors. Mr. Shang is additionally granted options under the Plan to purchase up to 16,667 shares of Common Stock, and in connection therewith, Mr. Shang will enter into a nonstatutory stock option agreement with us. Additionally, Mr. Shang will be reimbursed for his expenses incurred in connection with the performance of his duties, including travel expenses. We have also agreed to obtain directors’ and officers’ liability insurance, and to maintain such insurance during Mr. Shang’s appointment on the board of directors. Mr. Shang’s appointment terminates immediately if he: (a) resigns for any reason; (b) is removed or not re-elected at the next annual meeting of shareholders; (c); is declared bankrupt; (d) is disqualified from acting as a director; (e) dies; or (f) is ordered to resign by a court of competent jurisdiction.

Vote Required and Board Recommendation

The director nominees for directors who receive the most votes will be elected. The Board recommends a vote FOR election of the director nominees.

Proposal 2

To ratify the appointment of Mazars CPA Limited as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

Following the October 2014 change of auditors, Mazars CPA Limited (“Mazars”) is our independent registered public accounting firm.

On October 19, 2014, Clement C.W. Chan & Co. tendered its resignation as Biostar Pharmaceuticals, Inc.’s independent registered public accounting firm effective as of November 15, 2014. The foregoing determination by the Company was made upon approval and recommendation of the Audit Committee of the Board. Clement reported on the Company’s financial statements for the years ended as of December 31, 2013 and 2012, respectively. The Clement reports on the Company’s financial statements for such fiscal periods as of December 31, 2013 and 2012, respectively, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that the Clement report on the Company’s financial statements for the fiscal year ended December 31, 2012 contained a going concern qualification, noting that there was uncertainty whether the Company was able to continue as a going concern as it depended on (1) whether the Company was able to re-establish customer confidence and to generate sales to a sustainable level and (2) the Company’s ability to collect outstanding accounts receivables.  During the Company’s two most recent fiscal years ended December 31, 2013 and the interim period through the effective date of Clement’s resignation, (i) there were no disagreements with Clement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Clement’s satisfaction, would have caused Clement to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such year, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. A copy of the Clement letter with respect to their departure was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K disclosing the auditor changes.

On October 19, 2014, the engagement of Mazars, located at 42nd Floor, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong, as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2014 was reviewed, recommended and approved by the Audit Committee effective as of November 15, 2014. As previously reported, on January 8, 2013, Mazars tendered its resignation as the Company’s then independent registered public accounting firm following the Company’s inability to negotiate lower fees for Mazars’ services and the Company’s decision to engage another independent registered public accounting firm. During its engagement, Mazars reported on the Company’s financial statements for the years ended December 31, 2011 and 2010, respectively. The Mazars reports on the Company’s financial statements for such fiscal periods as of December 31, 2011 and 2010, respectively, and for the fiscal years ended December 31, 2011 and 2010, respectively, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Also, during the Company’s fiscal years ended December 31, 2012 and 2011, respectively, and the interim period through the effective date of Mazars’ resignation, (i) there were no disagreements with Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Mazars’ satisfaction, would have caused Mazars to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such year, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The following table presents fees for professional services rendered by the Company’s prior and current independent registered public accounting firms for the fiscal years 2013 and 2014:

Services Performed	2014	2013
Audit Fees - statutory	$155,000	$150,000
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

Total Fees	$155,000	$150,000

Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.
Audit-Related Fees – This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees."  The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.
Tax Fees – This category consists of professional services rendered by our independent auditors for tax compliance and tax advice.  The services for the fees disclosed under this category include tax return preparation and technical tax advice.
All Other Fees – This category consists of fees for other miscellaneous items.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by our independent accountants.  The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent accountants. The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent accountants. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the accountants’ independence. As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members. Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting. The Audit Committee considered whether the provision of the auditors’ services, other than for the annual audit and quarterly reviews, is compatible with its independence and concluded that it is compatible. In 2014, all such services were pre-approved by the Audit Committee.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of this Proposal. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The Board recommends a vote FOR the auditor appointment ratification.

Report of the Audit Committee

The Company’s management is responsible for preparing the Company’s financial statements, implementing and maintaining systems of internal control, and the independent auditors are responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles in the United States of America. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors. In fulfilling its responsibilities, the Board appointed Mazars CPA Limited (“Mazars”), an independent registered public accounting firm, as the Company’s independent auditors for the 2014 fiscal year. During 2014, the Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit.

In connection with the Company’s Annual Report on Form 10-K, the Audit Committee reviewed and discussed with the independent auditors and with management the Company’s audited consolidated financial statements and the adequacy of its internal control over financial reporting. The Audit Committee met with the independent auditors, without management present, to discuss the results of the independent auditors’ audit and the overall quality of the Company’s financial reporting. The meeting was also designed to facilitate any desired private communication between the Audit Committee and the independent auditors.

The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee.

/s/ King-fai Leung (Chairman), Haipeng Wu and Zhongyang Shang

Transactions with Related Persons

Our executive officers and directors, and principal stockholders, including their immediate family members and affiliates, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent committee of our board of directors in the case it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates must first be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our Audit Committee any such related party transaction. In approving or rejecting the proposed agreement, our Audit Committee shall consider the relevant facts and circumstances available and deemed relevant to the Audit Committee. Our Audit Committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

Except as set forth in notes to the financial statements included in the Company’s Annual Report on Form 10-K, during the 2013 and 2014 fiscal years, the Company has not been a participant in any transaction that is reportable under Item 404(d) of Regulation S-K. The Company knows of no proposed transaction in which it will be a participant that would be reportable under Item 404(d) of Regulation S-K.

Interest of Certain Persons in Matters to be Acted Upon

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

Shareholder Proposals and Submissions for Inclusion in the Proxy Statement for the 2015 Annual Meeting of Shareholders

We presently intend to hold our next annual meeting of Shareholders in December 2016. A proxy statement and notice of the 2015 Annual Meeting will be mailed to all shareholders approximately one month prior to that date. Shareholder proposals must be received at our principal executive offices located no later than 120 days prior to the first anniversary of the date of this Proxy Statement; provided, however, that in the event that the date of the next annual meeting is advanced by more than 30 days from the anniversary date of the 2015 Annual Meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. All shareholder proposals received after the deadline will be considered untimely and will not be included in the proxy statement for the next annual meeting. The SEC rules establish a different deadline for submission of shareholder proposals that are not intended to be included in our proxy statement with respect to regularly scheduled annual meetings. Such proposals must be received by no later than October 16, 2016. The rules set forth standards as to what shareholder proposals are required to be included in a proxy statement. Also, the notice must meet the other requirements contained in our Bylaws. A copy of the relevant Bylaw provisions containing the requirements for making shareholder proposals may be obtained free of charge by contacting our Corporate Secretary at our executive offices.

Other Matters

The Board knows of no other matters which will come before the meeting.  However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and will use their discretion.

House holding of Proxy Materials

 The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “house holding,” potentially provides extra convenience for stockholders and cost savings for us.  If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please call or write to us at (011) 86-29-33686638, or Biostar Pharmaceuticals, Inc., No. 588 Shiji Avenue, Xianyang City, Shaanxi Province, People’s Republic of China, Attention: Corporate Secretary.

BIOSTAR PHARMACEUTICALS, INC.
ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 4, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BIOSTAR PHARMACEUTICALS, INC.

The undersigned shareholder acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and hereby appoints Ronghua Wang and Qinghua Liu, or either of them, each with full power of substitution and hereby authorizes them to represent and to vote, as designated, all of the shares of common stock of the Company held of record by the undersigned on October 21, 2015 at the Annual Meeting of shareholders to be held on December 4, 2015, at the Company’s offices at No. 588 Shiji Xi Avenue, Xianyang City, Shaanxi Province, People’s Republic of China, at 9:00 a.m. (local time), and at all postponements or adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

1.	To elect directors, each to serve until the next annual meeting of shareholders or until each successor is duly elected and qualified:

☐           FOR all nominees listed below
☐           WITHHOLD AUTHORITY for all nominees
☐           FOR all nominees except as noted below:  Nominee exception(s)

○ Ronghua Wang                    ○ King-fai Leung                    ○ Haipeng Wu
○ Zhongyang Shang                ○ Qinghua Liu

2.	To ratify the appointment of Mazars CPA Limited as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

☐ FOR                                ☐ ABSTAIN                                           ☐ AGAINST

3.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this proxy will be voted “FOR” Director Nominees in Proposa1 1, “FOR” Proposal 2 and will grant discretionary authority pursuant to Proposal 3.  The undersigned hereby acknowledges receipt of the notice of Annual Meeting and proxy statement furnished in connection therewith.

DATED:

(Signature)

(Signature if jointly held)

(Printed name(s))

Please sign exactly as name appears herein.  When shares are held by Joint Tenants, both should sign, and for signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If held by a corporation, please sign in the full corporate name by the president or other authorized officer.  If held by a partnership, please sign in the partnership name by an authorized person. PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE.  THANK YOU.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS

Electronic copies of this proxy statement, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and proxy card for the 2015 Annual Meeting of Shareholders and are available to you at http://viewproxy.com/biostarpharmaceuticals/2015. Requests for additional copies of the proxy materials should be addressed to Shareholder Relations, Biostar Pharmaceuticals, Inc., No. 588 Shiji Xi Avenue, Xianyang City, Shaanxi Province, People’s Republic of China.